COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GROWTH AND
     INCOME PORTFOLIO INVESTOR CLASS AND CLASS R OF DREYFUS LIFETIME PORTFOLIOS, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX AND A CUSTOMIZED BLENDED INDEX




     EXHIBIT A:
    |---------------------------------------------------------------|
    |        | LIFETIME |                  |             |          |
    |        |GROWTH AND|     LIFETIME     |  STANDARD   |          |
    |        |  INCOME  |   GROWTH AND     |& POOR'S 500 |          |
    |        |PORTFOLIO |      INCOME      |  COMPOSITE  |CUSTOMIZED|
    |        |INVESTOR  |    PORTFOLIO     |    STOCK    | BLENDED  |
    | PERIOD |  CLASS   |     CLASS R      |PRICE INDEX *| INDEX ** |
    |--------|-----------------------------|-------------|----------|
    |3/31/95 |   10,000 |           10,000 |      10,000 |   10,000 |
    |4/30/95 |   10,208 |           10,208 |      10,294 |   10,204 |
    |5/31/95 |   10,536 |           10,536 |      10,705 |   10,522 |
    |6/30/95 |   10,728 |           10,736 |      10,953 |   10,678 |
    |7/31/95 |   11,072 |           11,080 |      11,316 |   10,909 |
    |8/31/95 |   11,160 |           11,176 |      11,345 |   11,003 |
    |9/30/95 |   11,432 |           11,448 |      11,823 |   11,239 |
    |---------------------------------------------------------------|



     *Source: Lipper Analytical Services, Inc.
     **Source: Lipper Analytical Services, Inc., Lehman Brothers,
      Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated






     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INCOME PORTFOLIO INVESTOR CLASS AND CLASS R OF DREYFUS LIFETIME PORTFOLIOS, INC. WITH THE LEHMAN BROTHERS GOVERNMENT / CORPORATE INTERMEDIATE BOND INDEX AND A CUSTOMIZED BLENDED INDEX

     EXHIBIT A:
    |------------------------------------------------------------------ |
    |         |              |              |               |           |
    |         |              |              |LEHMAN BROTHERS|           |
    |         |   LIFETIME   |   LIFETIME   |  GOVERNMENT/  |           |
    |         |    INCOME    |   INCOME     |   CORPORATE   |CUSTOMIZED |
    | PERIOD  |   PORTFOLIO  |   PORTFOLIO  | INTERMEDIATE  | BLENDED   |
    |         |INVESTOR CLASS|   CLASS R    | BOND INDEX *  | INDEX **  |
    |---------|-----------------------------|---------------|---------- |
    | 3/31/95 |       10,000 |       10,000 |        10,000 |   10,000  |
    | 4/30/95 |       10,128 |       10,136 |        10,123 |   10,154  |
    | 5/31/95 |       10,416 |       10,424 |        10,430 |   10,458  |
    | 6/30/95 |       10,512 |       10,520 |        10,499 |   10,566  |
    | 7/31/95 |       10,600 |       10,608 |        10,501 |   10,653  |
    | 8/31/95 |       10,664 |       10,672 |        10,596 |   10,729  |
    | 9/30/95 |       10,808 |       10,824 |        10,673 |   10,893  |
    |------------------------------------------------------------------ |



     *Source: Lehman Brothers
     **Source: Lehman Brothers, Lipper Analytical Services, Inc., and The Wall Street Journal





     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GROWTH PORTFOLIO INVESTOR CLASS AND CLASS R OF DREYFUS LIFETIME PORTFOLIOS, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX


     EXHIBIT A:
    |-------------------------------------------------------------------|
    |       |   LIFETIME   |    LIFETIME    |   STANDARD     |          |
    |       |    GROWTH    |     GROWTH     |  & POOR'S 500  |CUSTOMIZED|
    |PERIOD |   PORTFOLIO  |   PORTFOLIO    |COMPOSITE STOCK | BLENDED  |
    |       |INVESTOR CLASS|    CLASS R     | PRICE INDEX *  | INDEX ** |
    |-------|-------------------------------|----------------|----------|
    |3/31/95|       10,000 |         10,000 |         10,000 |   10,000 |
    |4/30/95|       10,256 |         10,256 |         10,294 |   10,251 |
    |5/31/95|       10,600 |         10,600 |         10,705 |   10,559 |
    |6/30/95|       10,864 |         10,872 |         10,953 |   10,751 |
    |7/31/95|       11,384 |         11,392 |         11,316 |   11,126 |
    |8/31/95|       11,480 |         11,488 |         11,345 |   11,228 |
    |9/30/95|       11,856 |         11,872 |         11,823 |   11,541 |
    |-------------------------------------------------------------------|



     *Source: Lipper Analytical Services, Inc.
     **Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated